Exhibit 10.2

Execution Version

August 7, 2024

Turtle Beach Corporation
Voyetra Turtle Beach, Inc.
Turtle Beach Europe Limited
11011 Via Frontera, Suite A
San Diego, California 92127

Re:	Extension Letter Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Loan, Guaranty and Security Agreement (“Loan Agreement”), dated as of March 5, 2018, by and among TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation (“TBC” and “Parent”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“Voyetra”), TBC HOLDING COMPANY LLC, a Delaware limited liability company (“TBC Holding”), PERFORMANCE DESIGNED PRODUCTS LLC, a California limited liability company (“Performance Designed US”; and together with TBC, Voyetra and TBC Holding, individually, as a “US Borrower” and individually and collectively, jointly and severally, the “US Borrowers”), TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186 (“Turtle Beach,” also referred to hereinafter as “UK Borrower”; and together with US Borrowers, individually, “Borrower,” and individually and collectively, “Borrowers”), VTB HOLDINGS, INC., a Delaware corporation (“VTB” or “US Guarantor”; and together with US Borrowers, individually, an “UK Guarantor,” and individually and collectively, jointly and severally, “UK Guarantors”; UK Guarantors and US Guarantor, individually, a “Guarantor,” and individually and collectively, “Guarantors”), the financial institutions party hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as administrative agent, collateral agent and security trustee for Lenders (in such capacities, together with its successors and assigns in such capacities, “Agent”).  Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

Pursuant to Section 10.2.4(e) of the Loan Agreement, the Obligors may make Distributions to repurchase Equity Interests of TBC constituting common stock, subject to the satisfaction of certain conditions and so long as such repurchases are made by no later than 120 days after the Fourth Amendment Effective Date (“Permitted Stock Repurchase Deadline”).  Borrowers have requested that the Agent and Lenders extend the Permitted Stock Repurchase Deadline to March 31, 2025.  As a one-time accommodation to the Obligors, Agent and Lenders hereby extend the Permitted Stock Repurchase Deadline to March 31, 2025.

On the date hereof, after giving effect to this extension letter agreement, the representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

This extension letter agreement is a Loan Document.  Except as specifically modified hereby, the terms and provisions of the Loan Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect.  All references to the Loan Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Loan Agreement and the other Loan Documents will be deemed to refer to the Loan Agreement and the other Loan Documents as respectively modified hereby.  Any breach of the terms and conditions of this extension letter agreement will constitute an Event of Default under the Loan Agreement.  This extension letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.  The terms of Sections 15.14, 15.15 and 15.16 of the Loan Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

 This extension letter agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This extension letter agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper agreement which has been converted into electronic form (such as scanned into PDF format), or an electronically signed agreement converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

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Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Carlos Gil
Name:	Carlos Gil
Title:	Senior Vice President

EXTENSION LETTER AGREEMENT
 (TURTLE BEACH)
Signature Page

Accepted and Agreed to:

BORROWERS:

TURTLE BEACH CORPORATION

By:	/s/ John Hanson
Name:	John Hanson
Title:	Chief Financial Officer

VOYETRA TURTLE BEACH, INC.

By:	/s/ John Hanson
Name:	John Hanson
Title:	Chief Financial Officer

TURTLE BEACH EUROPE LIMITED

By:	/s/ John Hanson
Name:	John Hanson
Title:	Chief Financial Officer

EXTENSION LETTER AGREEMENT
 (TURTLE BEACH)
Signature Page